Exhibit 10.16
GUARANTY AGREEMENT
     This GUARANTY AGREEMENT (as the same may hereafter be amended, supplemented or otherwise modified, this “Guaranty”), dated as of November 6, 2008, is by THE FOLGERS COFFEE COMPANY, a Delaware corporation (together with its successors and assigns, the “Guarantor,”) in favor of the Noteholders (defined below).
RECITALS:
     WHEREAS, the J.M. Smucker Company, an Ohio corporation (together with its successors and assigns, the “Company”) has entered into that certain Note Purchase Agreement, dated as of May 27, 2004 (as amended by that certain First Amendment to Note Purchase Agreement, dated as of May 31, 2007, that certain Second Amendment to Note Purchase Agreement, dated as of October 23, 2008, and that certain Third Amendment to Note Purchase Agreement, dated as of November 6, 2008, and as may be amended, modified, restated or replaced from time to time, the “Note Purchase Agreement”), with each of the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers,” and together with their successors and assigns including, without limitation, future holders of the Notes (defined below), herein collectively referred to as the “Noteholders”), pursuant to which the Company, among other things, issued to the Purchasers its 4.78% Senior Notes due June 1, 2014, in the aggregate principal amount of $100,000,000 (as may be amended or modified, from time to time, the “Notes”);
     WHEREAS, the Guarantor has become a Wholly-Owned Subsidiary of the Company; and
     WHEREAS, the Company and the Guarantor are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group; and
     WHEREAS, the Guarantor wishes to guaranty the Company’s obligations to the Noteholders under or in respect of the Note Purchase Agreement as provided herein.
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:
1. DEFINITIONS.
     All capitalized terms used herein and not defined herein have the respective meanings given them in the Note Purchase Agreement.
2. GUARANTY.
     2.1. Guaranteed Obligations.
     The Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by the Purchasers, hereby irrevocably, unconditionally and absolutely guarantees, on a continuing basis, to each Noteholder as and for the Guarantor’s own debt, until final and indefeasible payment of the amounts referred to in clause (a) below has been made:
     (a) the due and punctual payment by the Company of the principal of, and the Make-Whole Amount (if any) and interest on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other Indebtedness owing, by the Company to the Noteholders under the Note Purchase Agreement and the Notes (including, without limitation, any monetary obligations incurred during the pendency of any bankruptcy, insolvency, winding-up, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding including, without limitation, interest accrued on the Notes during any such proceeding), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of the Guarantor that the guarantee set forth herein shall be a continuing guarantee of payment and not a guarantee of collection; and
     (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement and the Notes.
     All of the obligations set forth in clause (a) and clause (b) of this Section 2.1 are referred to herein as the “Guaranteed Obligations.”
     2.2. Payments and Performance.
     In the event that the Company fails to make, on or before the due date thereof, any payment to be made in respect of the Guaranteed Obligations or if the Company shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause 2.1(a) or clause 2.1(b) of Section 2.1 in the manner provided in the Note Purchase Agreement and the Notes, the Guarantor shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Notes. In furtherance of the foregoing, if an Event of Default shall exist under paragraph (g) or (h) of Section 11 of the Note Purchase Agreement, all of the Guaranteed Obligations shall forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.
     Nothing shall discharge or satisfy the obligations of the Guarantor hereunder except the full and final performance and indefeasible payment of the Guaranteed Obligations.
     2.3. Releases.
     The Guarantor consents and agrees that, without any notice whatsoever to or by the Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of the Guarantor hereunder, each Noteholder, by action or inaction, may:
     (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not,

enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Note Purchase Agreement, the Notes, or any other guaranty or agreement or instrument related thereto or hereto;
     (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;
     (c) grant waivers, extensions, consents and other indulgences of any kind whatsoever to the Company, the Guarantor or any other Person liable in any manner in respect of all or any part of the Guaranteed Obligations;
     (d) amend, modify or supplement in any manner whatsoever and at any time (or from time to time) any one or more of the Note Purchase Agreement, the Notes, any other guaranty or any agreement or instrument related thereto or hereto;
     (e) release or substitute any one of more of the endorsers or any other guarantors of the Guaranteed Obligations whether parties hereto or not; and
     (f) sell, exchange, release, accept, surrender or enforce rights in, or fail to obtain or perfect or to maintain, or cause to be obtained, perfected or maintained, the perfection of any Lien or other security interest or charge on, by action or inaction, any property at any time pledged or granted as security in respect of the Guaranteed Obligations, whether so pledged or granted by the Company, the Guarantor or any other Person.
     The Guarantor hereby ratifies and confirms any such action specified in this Section 2.3 and agrees that the same shall be binding upon the Guarantor, whether or not the Guarantor shall have consented thereto or received notice thereof. The Guarantor hereby waives any and all defenses, counterclaims or offsets which the Guarantor might or could have by reason thereof.
     2.4. Waivers.
     To the fullest extent permitted by law, the Guarantor hereby waives:
     (a) notice of acceptance of this Guaranty;
     (b) notice of any purchase or acceptance of the Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guaranteed Obligations, subject to the Guarantor’s right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations at any reasonable time;
     (c) notice of the amount of the Guaranteed Obligations, subject to the Guarantor’s right to make inquiry of each Noteholder to ascertain the amount of the Guaranteed Obligations at any reasonable time;
     (d) notice of adverse change in the financial condition of the Company or any other guarantor or any other fact that might increase the Guarantor’s risk hereunder;
     (e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

     (f) notice of any Default or Event of Default;
     (g) all other notices and demands to which the Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to the Guarantor under this Guaranty);
     (h) the right by statute or otherwise to require any or each Noteholder to institute suit against the Company, the Guarantor or any other guarantor or to exhaust the rights and remedies of any or each Noteholder against the Company, the Guarantor, or any other guarantor, the Guarantor being bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to each Noteholder by the Guarantor;
     (i) any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof;
     (j) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale of property of the Guarantor made under any judgment, order or decree based on the Note Purchase Agreement, the Notes or this Guaranty, and the Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any such law; and
     (k) at all times prior to the full and final performance and indefeasible payment of the Guaranteed Obligations, any claim of any nature arising out of any right of indemnity, contribution, reimbursement, indemnification or any similar right or any claim of subrogation (whether such right or claim arises under contract, common law or statutory or civil law) arising in respect of any payment made under this Guaranty or in connection with this Guaranty, against the Company or the Guarantor or the estate of the Company (including Liens on the property of the Company or the estate of the Company or the Guarantor), in each case whether or not the Company or the Guarantor at any time shall be the subject of any proceeding brought under any bankruptcy law, and the Guarantor further agrees that it will not file any claims against the Company or the Guarantor or the estate of the Company or the Guarantor in the course of any such proceeding or otherwise, and further agrees that each Noteholder may specifically enforce the provisions of this clause (k).
     2.5. Marshaling; Invalid Payments.
     The Guarantor consents and agrees:
     (a) that each Noteholder, and each Person acting for the benefit of one or more of the Noteholders, shall be under no obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations; and
     (b) that, to the extent that the Company or the Guarantor makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, administrative receiver, administrator or any other party or officer under any bankruptcy law, insolvency, reorganization, recapitalization or other debtor relief law, other common or civil law, or equitable cause or judgment, order or decision thereunder, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if such payment or payments had not been made and the Guarantor shall be primarily liable for such obligation.
     2.6. Immediate Liability.
     The Guarantor agrees that the liability of the Guarantor in respect of this Guaranty shall be immediate and shall not be contingent upon the exercise or enforcement by any Noteholder or any other Person of whatever remedies such Noteholder or other Person may have against the Company, the Guarantor or any other guarantor or the enforcement of any Lien or realization upon any security such Noteholder or other Person may at any time possess.
     2.7. Primary Obligations.
     This Guaranty is a primary and original obligation of the Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect regardless of any action by any Noteholder specified in Sections 2.3 or 2.8 hereof or any future changes in conditions, including, without limitation, change of law or any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Notes) of or by the Company, the Guarantor or any other guarantor, or with respect to the execution and delivery of any agreement (including, without limitation, the Notes and the Note Purchase Agreement) of the Company or any other Person.
     2.8. No Reduction or Defense.
     The obligations of the Guarantor under this Guaranty, and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than any defense based upon the irrevocable payment and performance in full of the obligations of the Company under the Note Purchase Agreement and the Notes), set-off, counterclaim, recoupment or termination whatsoever.
     Without limiting the generality of the foregoing, no obligations of the Guarantor shall be discharged or impaired by:
     (a) any default (including, without limitation, any Default or Event of Default), failure or delay, willful or otherwise, in the performance of any obligations by the Guarantor, the Company, any Subsidiary or any of their respective Affiliates;
     (b) any proceeding of, or involving, the Company, the Guarantor or any other Subsidiary under any bankruptcy law, or any merger, consolidation, reorganization, dissolution, liquidation, sale of assets or winding-up or change in corporate or limited liability company, as applicable, constitution or corporate or limited liability company, as applicable, identity or loss of corporate or limited liability company, as applicable, identity of the Company, the Guarantor any of the other Subsidiaries or any of their respective Affiliates;
     (c) any incapacity or lack of power, authority or legal personality of, or dissolution or change in the members or status of, the Company or any other Person;
     (d) impossibility or illegality of performance on the part of the Company under the Notes, the Note Purchase Agreement or any other instruments or agreements;
     (e) the invalidity, irregularity or unenforceability of the Notes, the Note Purchase Agreement or any other instruments or agreements;
     (f) in respect of the Company or any other Person, any change in law or change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), terrorist activities, civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified;
     (g) any attachment, claim, demand, charge, Lien, order, process or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, corporation or entity, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or the Notes, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or
     (h) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any Governmental Authority, or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company of any of its obligations under the Note Purchase Agreement or the Notes.
     2.9. No Election.
     Each Noteholder shall, individually or collectively, have the right to seek recourse against the Guarantor to the fullest extent provided for herein for its obligations under this Guaranty. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder’s right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by or on behalf of any Noteholder against the Company, the Guarantor or any other Person under any document or instrument evidencing obligations of the Company or such other Person to or for the benefit of such Noteholder shall serve to diminish the liability of the

Guarantor under this Guaranty except to the extent that such Noteholder unconditionally shall have realized payment by such action or proceeding.
     2.10. Individual Noteholder Rights.
     Each of the rights and remedies granted under this Guaranty to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder without notice to, or the consent of or any other action by, any other Noteholder.
     2.11. Enforcement.
     Until all amounts which may be or become payable by the Company under or in connection with the Note Purchase Agreement and the Notes, or by the Guarantor under or in connection with this Guaranty, have been irrevocably paid in full, any Noteholder (or any trustee or agent on its behalf) may refrain from applying or enforcing any security or rights held or received by such Noteholder (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same.
     2.12. Other Enforcement Rights.
     Each Noteholder may proceed to protect and enforce this Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy or insolvency, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.
     2.13. Restoration of Rights and Remedies.
     If any Noteholder shall have instituted any proceeding to enforce any right or remedy against the Guarantor under this Guaranty or otherwise and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and the Guarantor shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former position hereunder, and thereafter the rights and remedies of such Noteholder shall continue as though no such proceeding had been instituted.
     2.14. Survival.
     So long as the Guaranteed Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of the Guarantor under this Guaranty shall survive the transfer and payment of any Note and the payment in full of all the Notes.
     2.15. Subordination.
     The payment of any amounts due with respect to any Indebtedness of the Company or any other Person obligated in respect of the Guaranteed Obligations for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such Indebtedness of the Company or any other such Person to the Guarantor until all of the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such Indebtedness while any Guaranteed Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Noteholders and be paid over to the Noteholders on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.
3. REPRESENTATIONS AND WARRANTIES.
     The Guarantor hereby represents and warrants to the Noteholders that:
     3.1. Affirmation of Representations and Warranties in Note Purchase Agreement.
     The Guarantor hereby represents and warrants that each of the representations and warranties made by the Company as to the Company’s Subsidiaries in the Note Purchase Agreement is true and correct as to the Guarantor.
     3.2. Economic Benefit.
     The Guarantor and the Company operate as separate businesses but are considered a single consolidated business group of companies for purposes of GAAP and are dependent upon each other for and in connection with their respective business activities and financial resources. The execution and delivery by the Noteholders of the Note Purchase Agreement and the maintenance of certain financial accommodations thereunder constitute an economic benefit to the Guarantor and the incurrence by the Company of the Indebtedness under the Note Purchase Agreement and the Notes is in the best interests of the Guarantor. The board of directors or other management board of the Guarantor has deemed it advisable and in the best interest of the Guarantor that the transactions provided for in the Note Purchase Agreement and this Guaranty be consummated.
     3.3. Independent Credit Evaluation.
     The Guarantor has independently, and without reliance on any information supplied by any one or more of the Noteholders, taken, and will continue to take, whatever steps the Guarantor deems necessary to evaluate the financial condition and affairs of the Company, and the Noteholders shall have no duty to advise the Guarantor of information at any time known to the Noteholders regarding such financial condition or affairs.
     3.4. No Representation By Noteholders.
     None of the Noteholders nor any trustee or agent acting on its behalf has made any representation, warranty or statement to the Guarantor to induce the Guarantor to execute this Guaranty.

     3.5. Survival.
     All representations and warranties made by the Guarantor herein shall survive the execution hereof and may be relied upon by the Noteholders as being true and accurate until the Guaranteed Obligations are fully and irrevocably paid.
4. COVENANTS.
     The Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, the Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Purchase Agreement on its or their part to be performed or observed or that the Company has agreed to cause the Guarantor or such Subsidiaries to perform or observe.
5. GUARANTOR’S AGREEMENT TO PAY ENFORCEMENT COSTS, ETC.
     The Guarantor further agrees, as the primary guarantor and not merely as a surety, to pay to the Noteholders, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Noteholders in connection with the Guaranteed Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 5 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note Purchase Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.
6. SUCCESSORS AND ASSIGNS.
     This Guaranty shall bind the successors, assignees, trustees, and administrators of the Guarantor and shall inure to the benefit of the Noteholders, and each of their respective successors, transferees, participants and assignees.
7. AMENDMENTS AND WAIVERS.
     No amendment to, waiver of, or departure from full compliance with any provision of this Guaranty, or consent to any departure by the Guarantor herefrom, shall be effective against any Noteholder directly affected thereby unless it is in writing and signed by authorized officers of the Guarantor and such Noteholder; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No failure by the Noteholders to exercise, and no delay by the Noteholders in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Noteholders of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.
8. RIGHTS CUMULATIVE.
     Each of the rights and remedies of the Noteholders under this Guaranty shall be in addition to all of their other rights and remedies under the Note Purchase Agreement and applicable law, and nothing in this Guaranty shall be construed as limiting any such rights or remedies.

9. GOVERNING LAW.
     THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
10. JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.
     THE GUARANTOR IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE NOTE PURCHASE AGREEMENT OR THE NOTES. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR CONSENTS TO PROCESS BEING SERVED BY OR ON BEHALF OF ANY HOLDER OF NOTES IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN THIS SECTION 10 BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS SPECIFIED IN SECTION 16 OR AT SUCH OTHER ADDRESS OF WHICH SUCH HOLDER SHALL THEN HAVE BEEN NOTIFIED PURSUANT TO SAID SECTION. THE GUARANTOR AGREES THAT SUCH SERVICE UPON RECEIPT (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTICES HEREUNDER SHALL BE CONCLUSIVELY PRESUMED RECEIVED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY REPUTABLE COMMERCIAL DELIVERY SERVICE. NOTHING IN THIS SECTION 10 SHALL AFFECT THE RIGHT OF ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT ANY RIGHT THAT THE HOLDERS OF ANY OF THE NOTES MAY HAVE TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY APPROPRIATE JURISDICTION OR TO ENFORCE IN ANY LAWFUL MANNER A JUDGMENT OBTAINED IN ONE JURISDICTION IN ANY OTHER JURISDICTION.
     THE GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, EACH OF THE NOTEHOLDERS, IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH

RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE NOTE PURCHASE AGREEMENT AND THE NOTES, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF.
11. FURTHER ASSURANCES.
     The Guarantor agrees that it will from time to time, at the request of any Noteholder, do all such things and execute all such documents as such Noteholder may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of all Noteholders hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by the Guarantor concerning the financial condition of the Company and that the Guarantor will look to the Company and not to the Noteholders in order for the Guarantor to keep adequately informed of changes in the Company’s financial condition.
12. SEVERABILITY.
     Any provision of this Guaranty which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.
13. SECTION HEADINGS.
     Section headings are for convenience only and shall not affect the interpretation of this Guaranty.
14. LIMITATION OF LIABILITY.
     NO NOTEHOLDER SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, (a) ANY LOSS OR DAMAGE SUSTAINED BY THE GUARANTOR THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY ACT OR FAILURE TO ACT REFERRED TO IN SECTION 2.3 OR SECTION 2.4 OR (b) ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE GUARANTOR IN CONNECTION WITH ANY CLAIM RELATED TO THIS GUARANTY.
15. ENTIRE AGREEMENT.
     This Guaranty, together with the Note Purchase Agreement and the Notes, embodies the entire agreement between the Guarantor and the Noteholders relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.
16. COMMUNICATIONS.
     All notices and other communications to the Noteholders or the Guarantor hereunder shall be in writing, shall be delivered in the manner and with the effect, as provided by the Note

Purchase Agreement, and shall be addressed (a) to the Guarantor as set forth in Annex A hereto and (b) to the Noteholders as set forth in the Note Purchase Agreement.
17. DUPLICATE ORIGINALS.
     Two or more duplicate counterpart originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Delivery of any executed signature page to this Guaranty by the Guarantor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Guaranty by the Guarantor.
18. COMPROMISES AND ARRANGEMENTS.
     Notwithstanding anything contained in the certificate of incorporation or other charter documents of the Guarantor, the Guarantor acknowledges and agrees that no Noteholder is waiving any of its rights and remedies under this Guaranty, including, without limitation, the right to file a bankruptcy petition or petitions under the United States Bankruptcy Code (11 U.S.C. § 101 et seq.) or the right to take advantage of any other bankruptcy or insolvency law of any jurisdiction, and the right to settle its claims in such fashion as it shall determine, regardless of the settlement or other arrangements that may be made by any stockholder or other creditor.
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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

THE FOLGERS COFFEE COMPANY

By:	/s/ Mark R. Belgya

Name:	Mark R. Belgya
Title:	Vice President and Chief Financial Officer

Annex A
Notice Address of Guarantor
The Folgers Coffee Company
C/O The J.M. Smucker Company
One Strawberry Lane
Orrville, Ohio 44667
Attention:  M. Ann Harlan, Vice President, General Counsel and Secretary
Telecopier:  (330) 684-3026
With copy to:
Jones Day
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention:  Rachel L. Rawson
Telecopier:  (216) 579-0212

Annex A-1